UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2007

FIRST ALBANY COMPANIES, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)
0-14140
(Commission File Number)
22-2655804
(IRS Employer Identification No.)
677 Broadway
Albany, New York
(Address of Principal Executive Offices)
12207
(Zip Code)
518.447.8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-23.1: CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-99.1: PART II, ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS
EX-99.2: PART II, ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Item 8.01. OTHER EVENTS
Effective June 22, 2007, First Albany Companies Inc. (the “Company”) closed its Fixed Income Middle Markets Group, as stated in the Company’s Form 8-K filed with the SEC on that date. Consistent with the presentation used in the Company’s Form 10-Q for the six months ended June 30, 2007, the Fixed Income Middle Markets Group has been reclassified as discontinued operations. Also, effective January 1, 2007, the company changed its basis of presentation to present amounts related to the Taxable Municipals Group from the Fixed Income-Other segment to the Fixed Income — Municipal Capital Markets segment due to changes in the structure of the Company’s internal organization.
In accordance with the requirements of Statements of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and the Securities and Exchange Commission, the following items from the Annual Report on Form 10-K for the year ended December 31, 2006 (the “Annual Report”) have been updated to reflect these changes:
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data
This Current Report on Form 8-K and the exhibits hereto update the information presented in the Annual Report only to the extent this information is impacted by the revised classification and business segment reporting methodology. The information in this Current Report on Form 8-K is presented as of December 31, 2006 and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Annual Report. This updated information should be read in connection with the portions of the Annual Report that have not been updated, as well as in conjunction with the Company’s quarterly reports on Form 10-Q for the periods ending June 30, 2007 and March 31, 2007 and other current reports on Form 8-K filed by the Company with the Securities and Exchange Commission after the Annual Report.
Forward-Looking Statements
This report contains “forward-looking statements.” These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. The Company’s forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company’s services within those markets and other risks and factors identified from time to time in the Company’s filings with the SEC. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit No.
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Part II, Item 8. Financial Statements and Supplementary Data

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES, INC.
By:	/s/ C. Brian Coad
	Name:	C. Brian Coad
	Title:	Chief Financial Officer

Dated: August 30, 2007

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